Exhibit 99.1
FOR IMMEDIATE RELEASE
PREMIER EXHIBITIONS, INC. REPORTS RESULTS FOR ITS
SECOND QUARTER AND
SIX MONTHS ENDING AUGUST 31, 2006

For the Quarter:		For the Six-Months:

•	$6.3 million in revenue	•	$12.1 million in revenue
•	$2.2 million in operating income ($0.07 EPS)	•	$4.0 million in operating income ($0.13 EPS)
•	$0.05 and $0.04, basic and diluted EPS	•	$0.09 and $0.08, basic and diluted EPS
     Atlanta, GA, October 11, 2006 - Premier Exhibitions, Inc. (NASDAQ:PRXI) today reported its earnings and results of operations for the second quarter and six-months ended August 31, 2006. Revenue for the second quarter totaled $6.3 million as compared to $3.7 million in the same prior year period. For the six-month period, revenue totaled $12.1 million as compared to $6.3 million in the prior year period.
     In the second quarter net income was $1.3 million, or $0.04 per share as compared to $1.5 million, or $0.06 per share, in the same prior year period. Net income for the six-month period was $2.4 million, or $0.08 per share as compared to $1.9 million, or $0.08 per share, in the same prior year period.
     For comparability to the prior year period, which had no provision for income taxes, the second quarter operating income was $2.2 million, or $0.07 per share as compared to $1.5 million, or $0.06 per share. Operating income for the six-month period was $4.0 million, or $0.13 per share as compared to $2.0 million, or $0.08 per share, in the same prior year period.
     The diluted shares outstanding for the quarter and six-month period ended August 31, 2006 was 31,155,333 and 30,352,591, respectively. The diluted shares outstanding for the corresponding quarter and six-month period ended August 31, 2005 was 25,315,631 and 25,167,805, respectively.
     Premier Exhibitions’ Chief Executive Officer, Arnie Geller stated, “The Company continues to demonstrate substantial growth with this record setting quarter for both revenue and operating income. With the continued operational strength of our exhibitions along with the restructuring of our agreement with JAM to present our Bodies Exhibitions, we remain confident that we will obtain our guidance objective of $0.40 operating income per share.”

Presentation of Additional Information Regarding Net Income, EBITDA and Free Cash Flow
     Net income. Excluding Premier Exhibitions’ non-cash provision for income taxes ($886,000 and $1.6 million in the quarter and six-month periods, respectively, and not present in the prior year periods), depreciation and amortization and non-cash option and warrant based compensation, net income for the quarter and six-months ended August 31, 2006 was $3.0 million and $5.6 million, respectively, and EPS was $0.10 and $0.18, respectively. Adjusting net income to exclude non-cash provision for income taxes, depreciation and amortization and non-cash option and warrant based compensation results in a figure which is not a GAAP measure. Premier Exhibitions believes that the provision of such non-GAAP information regarding net income is important to investors and other readers of Premier Exhibitions’ financial statements as it provides a useful measure of Premier Exhibitions’ liquidity. A table reconciling the non-GAAP information presented above to GAAP follows the financial statements included with this press release.
     EBITDA. Premier Exhibitions’ EBITDA for the quarter and six-months ended August 31, 2006 was $2.6 million and $4.7 million, respectively. EBITDA is defined as net income from continuing operations before other income, income taxes, interest and depreciation and amortization. EBITDA does not represent cash flows from operations as defined by GAAP, and should not be considered as either an alternative to net income as an indicator of Premier Exhibitions’ operating performance or as an alternative to cash flows as a measure of Premier Exhibitions’ liquidity. Nevertheless, Premier Exhibitions believes that providing non-GAAP information regarding EBITDA is important for investors and other readers of Premier Exhibitions’ financial statements, as it provides a measure of liquidity. In addition, EBITDA is commonly used as an analytical indicator within the entertainment and exhibitions industries. Because EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, EBITDA, as presented, may not be directly comparable to other similarly titled measures used by other companies. A table reconciling the non-GAAP information presented above to GAAP follows the financial statements included with this press release.
     Free Cash Flow. Premier Exhibitions’ Free Cash Flow for the quarter and six months ended August 31, 2006 was $1.0 million and $1.3 million, respectively. Free Cash Flow is defined as net income plus depreciation and amortization less capital expenditures. Free Cash Flow does not represent cash flows from operations as defined by GAAP, and should not be considered as either an alternative to net income as an indicator of Premier Exhibitions’ operating performance or as an alternative to cash flows as a measure of Premier Exhibitions’ liquidity. Nevertheless, Premier Exhibitions believes that providing non-GAAP information regarding Free Cash Flow is important for investors and other readers of Premier Exhibitions’ financial statements, as it provides a measure of liquidity. Because Free Cash Flow is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Free Cash Flow, as presented, may not be directly comparable to other similarly titled measures used by other companies. A table reconciling the non-GAAP information presented above to GAAP follows the financial statements included with this press release.
Management Conference Call
     Premier Exhibitions’ management team will hold a conference call on Wednesday, October 11, 2006 at 5:00 P.M. EDT to discuss the Company’s earnings results of operations for its second quarter and six-months ended August 31, 2006. To participate, U.S. participants should dial (800) 967-7184 and international participants should dial 001-(719) 457-2633.
     Premier Exhibitions, Inc. is a major provider of museum quality touring exhibitions throughout the world.
Investor Relations:
North Coast Advisors, Inc:
Craig T. Stewart
585-218-7371
cstewart@ncainc.com
Media Inquiries:
Premier Exhibitions, Inc.:
Katherine Morgenstern
404.842.2675
kmorgenstern@prxi.com
Forward-Looking Statements
Certain of the statements contained in this press release contain forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Premier Exhibitions has based these forward-looking statements on its current expectations and projections about future events, based on the information currently available to it. The forward-looking statements contained in this press release may also include statements relating to Premier Exhibitions’ anticipated financial performance, business prospects, new developments, new strategies and similar matters. The following important factors, in addition to those described in Premier Exhibitions’ filings with the Securities and Exchange Commission, including the section of the Annual Report on Form 10-K for the year ended February 28, 2006 entitled “Risk Factors”, may affect the future results of Premier Exhibitions and cause those results to differ materially from those expressed in the forward-looking statements. Premier Exhibitions disclaims any obligation to update any of its forward-looking statements, except as may be required by law.

Premier Exhibitions, Inc. and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended August 31,		Six Months Ended August 31,
	2005	2006	2005	2006

	restated		restated
Revenue:
Exhibition revenues	$3,497,000	$5,887,000	$5,890,000	$11,347,000
Merchandise and other	218,000	371,000	310,000	699,000
Sale of coal	19,000	20,000	66,000	56,000

Total revenue	3,734,000	6,278,000	6,266,000	12,102,000

Cost of revenue:
Exhibition costs	627,000	1,432,000	1,423,000	2,537,000
Cost of merchandise sold	6,000	19,000	18,000	75,000
Cost of coal sold	1,000	2,000	8,000	6,000

Total cost of revenue (exclusive of depreciation and amortization shown separately below)	634,000	1,453,000	1,449,000	2,618,000

Gross profit	3,100,000	4,825,000	4,817,000	9,484,000

Operating expenses:
General and administrative	1,308,000	2,260,000	2,399,000	4,458,000
Depreciation and amortization	272,000	365,000	363,000	712,000
Litigation settlement	—	—	—	350,000
Loss on sale of fixed assets	—	—	84,000	—

Total operating expenses	1,580,000	2,625,000	2,846,000	5,520,000

Income from operations	1,520,000	2,200,000	1,971,000	3,964,000

Other income and expenses:
Interest income	—	20,000	4,000	52,000
Interest expense	(34,000)	(5,000)	(51,000)	(39,000)
Other income	—	—	—	11,000

Total other income and expenses	(34,000)	15,000	(47,000)	24,000

Income before provision for income taxes	1,486,000	2,215,000	1,924,000	3,988,000

Provision for income taxes	—	886,000	—	1,595,000

Net income	$1,486,000	$1,329,000	$1,924,000	$2,393,000

Net income per share:
Basic income per common share	$0.06	$0.05	$0.08	$0.09

Diluted income per common share	$0.06	$0.04	$0.08	$0.08

Shares used in basic per share calculations	23,074,939	27,372,761	22,927,113	26,857,721

Shares used in diluted per share calculations	25,315,631	31,155,333	25,167,805	30,352,591

Premier Exhibitions, Inc. and Subsidiaries
Consolidated Balance Sheets

	February 28,	August 31,
	2006	2006
	restated	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$4,129,000	$2,951,000
Marketable securities	570,000	515,000
Accounts receivable	1,585,000	6,308,000
Prepaid expenses and other current assets	3,458,000	4,493,000

Total current assets	9,742,000	14,267,000

Artifacts owned, at cost	4,476,000	4,476,000
Salvor’s lien	1,000	1,000
Property and equipment, net	2,033,000	3,513,000
Exhibition licenses, net	3,475,000	3,097,000
Deferred income taxes	2,504,000	2,891,000
Other assets	132,000	128,000

	$22,363,000	$28,373,000

Liabilities and Shareholders’ Equity

Current liabilities:
Accounts payable and accrued liabilities	1,038,000	1,767,000
Deferred revenue	300,000	175,000
Notes payable	1,350,000	250,000

Total current liabilities	2,688,000	2,192,000

Commitments and contingencies	—	—

Shareholders’ equity:
Common stock; $.0001 par value; authorized 40,000,000 shares; issued and outstanding 26,062,089 and 28,139,603 shares at February 28, 2006 and August 31, 2006, respectively	3,000	3,000
Common stock payable	920,000	261,000
Additional paid-in capital	27,178,000	32,189,000
Accumulated deficit	(8,324,000)	(5,931,000)
Accumulated other comprehensive income (loss)	(102,000)	(47,000)
Treasury stock, at cost; 42,000 shares at August 31, 2006	—	(294,000)

Total shareholders’ equity	19,675,000	26,181,000

	$22,363,000	$28,373,000

Premier Exhibitions, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended August 31,
	2005	2006
	restated
Cash flows from operating activities:
Net income	$1,924,000	$2,393,000

Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation and amortization	363,000	712,000
Issuance of compensatory stock options	—	679,000
Issuance of stock for services	—	191,000
Issuance of warrant for services	—	10,000
(Increase) decrease in cost of artifacts	(1,000)	—
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	198,000	(4,723,000)
(Increase) decrease in deferred income taxes	181,000	(387,000)
(Increase) decrease in prepaid expenses and other current assets	(578,000)	(1,035,000)
(Increase) decrease in other assets	607,000	4,000
Increase (decrease) in deferred revenue	(1,000,000)	(125,000)
Increase (decrease) in accounts payable and accrued liabilities	126,000	729,000

Total adjustments	(104,000)	(3,945,000)

Net cash provided (used) by operating activities	1,820,000	(1,552,000)

Cash flows used by investing activities:
Purchases of property and equipment	(683,000)	(1,814,000)
Purchase of exhibition licenses	(2,082,000)	—

Net cash used by investing activities	(2,765,000)	(1,814,000)

Cash flows from financing activities:
Proceeds from notes payable and credit facility	2,479,000	342,000
Principal payments on notes payable and credit facility	(1,083,000)	(1,434,000)
Proceeds from option and warrant exercises	64,000	1,188,000
Excess tax benefit on the exercise of employee stock options	—	1,982,000
Proceeds from sale of common stock	500,000	—

Net cash provided by financing activities	1,960,000	2,078,000

Effects of exchange rate changes on cash and cash equivalents	(30,000)	110,000

Net increase (decrease) in cash and cash equivalents	985,000	(1,178,000)
Cash and cash equivalents at beginning of period	1,258,000	4,129,000

Cash and cash equivalents at end of period	$2,243,000	$2,951,000

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$10,000	$15,000

Non-cash investing and financing transactions:
Cashless exercise of stock options	$—	$294,000

ATTACHMENT II
Premier Exhibitions, Inc. and Subsidiaries
Non-GAAP Supplementary Materials
Reconciliation of GAAP Results to non-GAAP adjusted Results
(Unaudited)

	Three Months Ended August 31,				Six Months Ended August 31,
	2005	2005	2006	2006	2005	2005	2006	2006

	GAAP	NON-GAAP	GAAP	NON-GAAP	GAAP	NON-GAAP	GAAP	NON-GAAP
		(1)		(1)		(1)		(1)

Revenue:
Exhibition revenues	$3,497,000	$3,497,000	$5,887,000	$5,887,000	$5,890,000	$5,890,000	$11,347,000	$11,347,000
Merchandise and other	218,000	218,000	371,000	371,000	310,000	310,000	699,000	699,000
Sale of coal	19,000	19,000	20,000	20,000	66,000	66,000	56,000	56,000

Total revenue	3,734,000	3,734,000	6,278,000	6,278,000	6,266,000	6,266,000	12,102,000	12,102,000

Cost of revenue:
Exhibition costs	627,000	627,000	1,432,000	1,432,000	1,423,000	1,423,000	2,537,000	2,537,000
Cost of merchandise sold	6,000	6,000	19,000	19,000	18,000	18,000	75,000	75,000
Cost of coal sold	1,000	1,000	2,000	2,000	8,000	8,000	6,000	6,000

Total cost of revenue (exclusive of depreciation and amortization shown separately below)	634,000	634,000	1,453,000	1,453,000	1,449,000	1,449,000	2,618,000	2,618,000

Gross profit	3,100,000	3,100,000	4,825,000	4,825,000	4,817,000	4,817,000	9,484,000	9,484,000

Operating expenses:
General and administrative (a)	1,308,000	1,302,000	2,260,000	1,847,000	2,399,000	2,373,000	4,458,000	3,605,000
Depreciation and amortization (b)	272,000	—	365,000	—	363,000	—	712,000	—
Litigation settlement	—	—	—	—	—	—	350,000	350,000
Loss on sale of fixed assets	—	—	—	—	84,000	84,000	—	—

Total operating expenses (a) (b)	1,580,000	1,302,000	2,625,000	1,847,000	2,846,000	2,457,000	5,520,000	3,955,000

Income from operations (a) (b)	1,520,000	1,798,000	2,200,000	2,978,000	1,971,000	2,360,000	3,964,000	5,529,000

Other income and expenses:
Interest income	—	—	20,000	20,000	4,000	4,000	52,000	52,000
Interest expense	(34,000)	(34,000)	(5,000)	(5,000)	(51,000)	(51,000)	(39,000)	(39,000)
Other income	—	—	—	—	—	—	11,000	11,000

Total other income and expenses	(34,000)	(34,000)	15,000	15,000	(47,000)	(47,000)	24,000	24,000

Income before provision for income taxes (a) (b)	1,486,000	1,764,000	2,215,000	2,993,000	1,924,000	2,313,000	3,988,000	5,553,000

Provision for income taxes (c)	—	—	886,000	—	—	—	1,595,000	—

Net income (a) — (c)	$1,486,000	$1,764,000	$1,329,000	$2,993,000	$1,924,000	$2,313,000	$2,393,000	$5,553,000

Net income per share:
Basic income per common share	$0.06	$0.08	$0.05	$0.11	$0.08	$0.10	$0.09	$0.21

Diluted income per common share	$0.06	$0.07	$0.04	$0.10	$0.08	$0.09	$0.08	$0.18

Shares used in basic per share calculations	23,074,939	23,074,939	27,372,761	27,372,761	22,927,113	22,927,113	26,857,721	26,857,721

Shares used in diluted per share calculations	25,315,631	25,315,631	31,155,333	31,155,333	25,167,805	25,167,805	30,352,591	30,352,591

Premier’s non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, the above Non-GAAP Consolidated Statements of Operations are not based on a comprehensive set of accounting rules or principles.
Note 1.
A reconciliation between net income on a GAAP basis and pro forma net income is as follows:

	Three Months Ended August 31,		Six Months Ended August 31,
	2005	2006	2005	2006

GAAP net income	$1,486,000	$1,329,000	$1,924,000	$2,393,000
(a) Non-cash option and warrant based compensation	6,000	413,000	26,000	853,000
(b) Depreciation and amortization expense	272,000	365,000	363,000	712,000
(c) Non-cash provision for income taxes	—	886,000	—	1,595,000

Pro forma net income	$1,764,000	$2,993,000	$2,313,000	$5,553,000

Premier Exhibitions, Inc. and Subsidiaries
Non-GAAP Supplementary Materials
ATTACHMENT II (continued)
EBITDA

	Three Months Ended August 31,		Six Months Ended August 31,
	2005	2006	2005	2006

Income from operations	$1,520,000	$2,200,000	$1,971,000	$3,964,000
Depreciation and amortization	272,000	365,000	363,000	712,000

EBITDA	$1,792,000	$2,565,000	$2,334,000	$4,676,000

Non-GAAP Measure:
EBITDA is defined as net income from continuing operations before interest and other income, income taxes, depreciation and amortization. Although it is not a recognized measure of performance under U.S. GAAP, EBITDA is presented because it is a widely accepted financial indicator of a company’s performance. EBITDA should not be considered as an alternative to net income, cash flows from operations or any other indicator of Premier Exhibitions, Inc.’s performance or liquidity, determined in accordance with U.S. GAAP.
FREE CASH FLOW
(defined as net income plus depreciation and amortization less capital expenditures)

	Three Months Ended August 31,		Six Months Ended August 31,
	2005	2006	2005	2006

Net income	$1,486,000	$1,329,000	$1,924,000	$2,393,000
Depreciation and amortization	272,000	365,000	363,000	712,000
Capital Expenditures	(216,000)	(744,000)	(2,765,000)	(1,814,000)

Free Cash Flow	$1,542,000	$950,000	$(478,000)	$1,291,000

Non-GAAP Measure:
We define Free Cash Flow as net cash provided by continuing operations plus depreciation and amortization less cash used for capital expenditures. Although it is not a recognized measure of liquidity under U.S. GAAP, Free Cash Flow provides useful information regarding the amount of cash our continuing business is generating after capital expenditures, available for reinvesting in the business.